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                                                                     Exhibit 1.2


                          The Goldman Sachs Group, Inc.

                                 Debt Securities

                                   ----------

                         Form of Underwriting Agreement

                                                                       [ ], 2003

To the Representatives of the
   several Underwriters named in the
   respective Pricing Agreements
   hereinafter described.

Ladies and Gentlemen:

         From time to time The Goldman Sachs Group, Inc., a Delaware corporation (the "Company"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in
Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities").

         The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the indenture (the "Indenture") identified in such Pricing Agreement.

         The Company acknowledges and agrees that Goldman, Sachs & Co. may use the Prospectus (as defined below) in connection with offers and sales of the Securities as contemplated in the Prospectus under the caption "Plan of Distribution -- Market-Making Resales by Affiliates" ("Secondary Market Transactions"). The Company further acknowledges and agrees that Goldman, Sachs & Co. is under no obligation to effect any Secondary Market Transactions and, if it does so, it may discontinue effecting such transactions at any time without providing any notice to the Company. The term "Underwriter", whenever used in this Agreement, shall include Goldman, Sachs & Co., whether acting in its capacity as an Underwriter or acting in connection with a Secondary Market Transaction, except as may be specifically provided otherwise herein.

         1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Company



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to issue and sell any of the Securities and the obligation of any of the
Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the principal amount of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

         2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

                  (a) Two registration statements on Form S-3 (File Nos. 333-63082 and 333-[ ]) (the "Initial Registration Statements") in respect of the Securities have been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statements and any post-effective amendments thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to the Initial Registration Statements, but including all documents incorporated by reference in the prospectus contained in the latest Initial Registration Statement, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became or will become effective upon filing, no other document with respect to the Initial Registration Statements or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of any Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statements or filed with the Commission pursuant to Rule 424(a) under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statements, any post-effective amendments thereto and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the latest Initial Registration Statement at the time such part of the latest Initial Registration Statement became effective but excluding all Forms T-1, each as amended at the time such part of the Initial Registration Statements became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Securities (which, pursuant to Rule 429 under the Act, is contained in the second Initial Registration Statement (File No. 333-[ ])) in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement is hereinafter called the "Prospectus"; any reference




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         herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Initial Registration Statements shall be deemed to refer to and include any annual report of the Company filed pursuant to
         Section 13(a) or 15(d) of the Exchange Act after the effective date of the latest of the Initial Registration Statements that is incorporated by reference in the Registration Statement; and any reference to the "Prospectus as amended or supplemented" shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed, or transmitted for filing, with the Commission pursuant to Rule 424(b) under the Act and in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

                  (b) The documents incorporated by reference in the Prospectus as amended or supplemented, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

                  (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), as applicable, and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;




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                 (d) (i) Neither the Company nor any of its subsidiaries that are listed in the Company's latest annual report on Form 10-K pursuant to the requirements of Form 10-K and Item 601(b)(21) of the Commission's Regulation S-K (the "Significant Subsidiaries") has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented; and (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus as amended or supplemented, there has not been any material adverse change in the capital stock or long-term debt of the Company or any of its Significant Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented;

                  (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

                  (f) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

                  (g) The Securities have been duly authorized, and, when Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities, such Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the indenture, dated as of May 19, 1999 (the "Indenture"), between the Company and The Bank of New York, as Trustee (including any successor trustee, the "Trustee"); the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and, at the Time of Delivery for such Designated Securities (as defined in Section 4 hereof), will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms, and the Designated Securities will conform, to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

                  (h) The issue and sale of the Securities, the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Pricing Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Amended and Restated Certificate of Incorporation or the Amended and Restated By-laws of the



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         Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities by the Company or the consummation by the Company of the transactions contemplated by this Agreement or any Pricing Agreement or the Indenture, except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                  (i) The statements set forth in the Prospectus as amended or supplemented under the captions "Specific Terms of the Notes", "Description of Debt Securities We May Offer", "Considerations Relating to Securities Issued in Bearer Form" and "Legal Ownership and Book-Entry Issuance", insofar as they purport to constitute a summary of the terms of the Securities, and under the captions "United States Taxation" and "Plan of Distribution", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

                  (j) Neither the Company nor any of its Significant Subsidiaries is in violation of its organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

                  (k) Other than as set forth in the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (l) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (m) The Company and its Significant Subsidiaries possess all authorizations issued by the appropriate Federal, state and foreign governments, governmental or regulatory authorities, self-regulatory organizations and all courts or other tribunals, and are members in good standing of each Federal, state or foreign exchange, board of trade, clearing house or association and self-regulatory or similar organization necessary to conduct their respective businesses as described in the Prospectus as amended or supplemented, except as would not, individually or in the aggregate, have a material adverse effect on the prospects, financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and

                  (n) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.



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         3. Upon the execution of the Pricing Agreement applicable to any
Designated Securities and authorization by the Representatives of the release of such Designated Securities, the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

         4. Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to Goldman, Sachs & Co., for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to Goldman, Sachs & Co. at least forty-eight hours in advance or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Securities.

         5. Company agrees with each of the Underwriters of any Designated
Securities:

                  (a) To prepare the Prospectus as amended or supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to the Time of Delivery for such Securities which shall be disapproved by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives, promptly after it receives notice thereof, of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to
         Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities (including, in the case of Goldman, Sachs & Co., in any Secondary Market Transactions during the Secondary Transactions Period as defined in Section 5A hereof), and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

                  (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities for offering and sale under the


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         securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities (including, in the case of Goldman, Sachs & Co., in any Secondary Market Transactions during the Secondary Transactions Period), provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                  (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters in New York City with written and electronic copies of the Prospectus as amended or supplemented in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities (including, in the case of Goldman, Sachs & Co., in any Secondary Market Transactions during the Secondary Transactions Period) and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; provided, however, that the Company may elect, upon notice to Goldman, Sachs & Co., not to comply with this paragraph (d) with respect to any Secondary Market Transaction, but only for a period or periods that the Company reasonably determines are necessary in order to avoid premature disclosure of material, non-public information, unless, notwithstanding such election, such disclosure would otherwise be required under this Agreement; and provided, further, that no such period or periods described in the preceding proviso shall exceed 90 days in the aggregate during any period of 12 consecutive calendar months. Upon receipt of any such notice, Goldman, Sachs & Co. shall cease using the Prospectus or any amendment or supplement thereto in connection with Secondary Market Transactions until it receives notice from the Company that it may resume using such document (or such document as it may be amended or supplemented);

                  (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158 under the Act);

                  (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the later of (i) the termination of trading restrictions for such Designated Securities, as notified to the Company by the Representatives and (ii) the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities


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         of the Company which mature more than one year after such Time of
         Delivery and which are substantially similar to such Designated Securities, without the prior written consent of Goldman, Sachs & Co.; and

                  (f) If the Company elects to rely upon Rule 462(b) under the Act, to file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement and, at the time of filing, either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

For purposes of this Section 5, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

         5A. The Company agrees with Goldman, Sachs & Co., with respect to each issuance of Designated Securities:

                  (a) To make no amendment or supplement to the Registration Statement or the Prospectus during the Secondary Transactions Period which shall be disapproved by Goldman, Sachs & Co. promptly after reasonable notice thereof. The "Secondary Transactions Period" means, with respect to any particular issuance of Designated Securities, the period beginning on the date of the Pricing Agreement relating to such Designated Securities and continuing for as long as may be required under applicable law, in the reasonable judgment of Goldman, Sachs & Co. after consultation with the Company, in order to offer and sell any such Designated Securities in Secondary Market Transactions as contemplated by the Prospectus as amended or supplemented with respect to such Designated Securities;

                  (b) During the Secondary Transactions Period, to furnish to Goldman, Sachs & Co. copies of all reports or other communications (financial or other) furnished to stockholders generally, and to deliver to Goldman, Sachs & Co. (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which the Securities or any class of securities of the Company is listed; and
         (ii) such additional information concerning the business and financial condition of the Company as Goldman, Sachs & Co. may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission); and

                  (c) Each time the Registration Statement or the Prospectus shall be amended or supplemented during the Secondary Transactions Period, to furnish or cause to be furnished to Goldman, Sachs & Co., upon its request, written opinions of counsel for the Company, a letter from the independent accountants who have certified the financial statements included in the Registration Statement as then amended and certificates of officers of the Company, in each case in form and substance reasonably satisfactory to Goldman, Sachs & Co., all to the effect specified in subsections (c), (d) and (i), respectively, of
         Section 7 hereof (as modified to relate to the Registration Statement and the Prospectus as then amended or supplemented).

         Notwithstanding the foregoing provisions, the Company may elect, upon notice to Goldman, Sachs & Co., not to comply with this Section 5A with respect to any Secondary Market Transaction, but only for a period or periods that the Company reasonably determines are necessary in order to avoid premature disclosure of material, non-public information, unless, notwithstanding such election, such disclosure would otherwise be required under this Agreement; and provided, further, that no such period or periods described in the preceding proviso shall exceed 90 days in the aggregate during any period of 12 consecutive calendar months. Upon receipt of any such notice, Goldman, Sachs & Co. shall cease using the Prospectus or any amendment or supplement thereto in connection with Secondary Market Transactions until it receives notice from the Company that it may resume using such document (or such document as it may be amended or supplemented).

         6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Indenture, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment Memoranda; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities (other than, in the case of Goldman, Sachs & Co., in any Secondary Market Transactions); (vi) the cost of preparing the Securities; (vii) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in your discretion, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the Time of Delivery for such Designated Securities, true and correct; the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed; and the following additional conditions:

                  (a) The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                  (b) Counsel for the Underwriters shall have furnished to you a written opinion and letter, dated the Time of Delivery for such Designated Securities, to the effect set forth in Annex II hereto;

                  (c) A General Counsel or Associate General Counsel for the Company shall have furnished to the Representatives his or her written opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect set forth in Annex III hereto;

                  (d) On the date of the Pricing Agreement for such Designated Securities at a time prior to the execution of the Pricing Agreement with respect to such Designated Securities and at the Time of Delivery for such Designated Securities, the independent accountants shall have furnished to the Representatives a letter, dated the date of such Pricing Agreement, and a letter, dated such Time of Delivery, respectively, to the effect set forth in Annex IV hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request, and in form and substance satisfactory to the Representatives;

                  (e) (i) Neither the Company nor any of its Significant Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented there shall not have been any change in the capital stock or long-term debt of the Company or any of its Significant Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its Significant Subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which, in any such case described in clause
         (i) or (ii), is in the judgment of Goldman, Sachs & Co. so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities;

                  (f) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded the Company's debt securities [or preferred stock] by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities [or preferred stock];

                  (g) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange;

         (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or
         (v) in the judgment of Goldman, Sachs & Co. makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities;

                  (h) The Company shall have complied with the provisions of
         Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

                  (i) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate or certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section and as to such other matters as the Representatives may reasonably request.

         8 (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, and the Prospectus as amended or supplemented or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, and will reimburse each such Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement and the Prospectus as amended or supplemented or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities.

                  (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

                  (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

         9. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities, or the

Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

                  (b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  (c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10.The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

         11. Anything herein to the contrary notwithstanding, the indemnity agreement of the Company in subsection (a) of Section 8 hereof, the representations and warranties in subsections (b) and (c) of Section 2 hereof and any representation or warranty as to the accuracy of the Registration Statement or any Prospectus contained in any certificate furnished by the Company pursuant to Section 7 hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by the Company of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Act, shall not extend to the extent of any interest therein of a controlling person or partner of an Underwriter who is a director or officer of the Company who signed the Registration Statement or a controlling person of the Company when the Registration Statement has become effective, except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Act. Unless in the opinion of counsel for the Company the matter has been settled by controlling precedent, the Company will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question of whether such interest is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         12. If any Pricing Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Sections 6 and 8 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 6 and 8 hereof.

         13. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly, by Goldman, Sachs & Co. on behalf of such Underwriters or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement: Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         14. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         15. Time shall be of the essence of each Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         16. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         17. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

         18. The Company is authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, without the Underwriters imposing any limitation of any kind.

         If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof.

                                              Very truly yours,

                                              The Goldman Sachs Group, Inc.

                                              By:
                                                  -----------------------------
                                                  Name:
                                                  Title:

Accepted as of the date hereof:

Goldman, Sachs & Co.

--------------------------------------
      (Goldman, Sachs & Co.)

On behalf of each of the Underwriters

                                                                         ANNEX I
                                Pricing Agreement


Goldman, Sachs & Co.,
   As Representatives of the several
     Underwriters named in Schedule I hereto,
         85 Broad Street,
           New York, New York 10004.

                                                              ........... , 20..

Ladies and Gentlemen:

         The Goldman Sachs Group, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the
Underwriting Agreement, dated . . . . . . . . . . . ., 20 . . (the "Underwriting
Agreement") between the Company on the one hand and Goldman, Sachs & Co. on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 13 of the Underwriting Agreement and the address of the Representatives referred to in such Section 13 are set forth at the end of Schedule II hereto.

         An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

         Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

         If the foregoing is in accordance with your understanding, please sign and return to us ............... counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a [Memorandum of Agreement among Managers] [Agreement among Underwriters]1, in either case the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                                 Very truly yours,

                                                 The Goldman Sachs Group, Inc.

                                                 By:
                                                    --------------------------
                                                     Name:
                                                     Title:

Accepted as of the date hereof:

Goldman, Sachs & Co.

---------------------------------------
  (Goldman, Sachs & Co.)



 On behalf of each of the Underwriters

















--------
1 A Memorandum of Agreement among Managers will generally be used for the Company's shelf take-downs; however, certain circumstances may warrant a specific Agreement among Underwriters.

                                   SCHEDULE I
                                                                      Principal
                                                                      Amount of
                                                                      Designated
                                                                      Securities
                                                                        to be
                                      Underwriter                     Purchased
                                      -----------                     ---------

Goldman, Sachs & Co...........................................   $

[Names of other Underwriters].................................





































                                                                 ---------------
                  Total.......................................   $

                                   SCHEDULE II


Title of Designated Securities:

[  %] [Floating Rate] [Zero Coupon] [Notes]
[Debentures] due

Aggregate principal amount:
[$]

Price to Public:

% of the principal amount of the Designated Securities, plus accrued interest[, if any,] from to [and accrued amortization[, if any,] from to ]

Purchase Price by Underwriters:

% of the principal amount of the Designated Securities, plus accrued interest from to [and accrued amortization[, if any,] from to ]

Form of Designated Securities:

[Definitive form to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery at the office of [The Depository Trust Company or its designated custodian] [the Representatives]]

[Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.]

Specified funds for payment of purchase price:

Federal (same day) funds

Time of Delivery:

         a.m. (New York City time),                      , 20

Indenture:

Indenture dated May 19, 1999, between the Company and The Bank of New York, as Trustee

Maturity:

Interest Rate:

[   %] [Zero Coupon] [See Floating Rate Provisions]

Interest Payment Dates:

[months and dates, commencing ....................., 20..]

Redemption Provisions:

[No provisions for redemption]

[The Designated Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Company, in the amount of [$ ] or an integral multiple thereof,

[on or after , at the following redemption prices (expressed in percentages of principal amount). If [redeemed on or before , %, and if] redeemed during the 12-month period beginning ,


                                                 Redemption
               Year                                Price



and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

[on any interest payment date falling on or after             ,        , at the
election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]]

[Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

[Restriction on refunding]

          [If Designated Securities benefit from tax gross-up, insert--

Obligation to Make Additional Payments:

The Company will, subject to certain exceptions, pay to United States alien holders of the Designated Securities such additional amounts so that every net payment on the Designated Securities, after deduction of withholding for or on account of any present or future tax, assessment or other governmental charge imposed by the United States or any political subdivision or taxing authority thereof or therein, will not be less than the amount provided for in the Designated Securities, as set forth in more detail in the Prospectus as amended or supplemented relating to the Designated Securities.]

Sinking Fund Provisions:

[No sinking fund provisions]

[The Designated Securities are entitled to the benefit of a sinking fund to retire [$ ] principal amount of Designated Securities on in each of the years through at 100% of their principal amount plus accrued interest[, together with [cumulative] [noncumulative] redemptions at the option of the Company to retire an additional [$ ] principal amount of Designated Securities in the years through at 100% of their principal amount plus accrued interest.]

       [If Designated Securities are extendable debt securities, insert--

Extendable provisions:

Designated Securities are repayable on , [insert date and years], at the option of the holder, at their principal amount with accrued interest. The initial annual interest rate will be %, and thereafter the annual interest rate will be adjusted on , and to a rate not less than % of the effective annual interest rate on U.S. Treasury obligations with -year maturities as of the [insert date 15 days prior to maturity date] prior to such [insert maturity date].]

      [If Designated Securities are floating rate debt securities, insert--

Floating rate provisions:

Initial annual interest rate will be % through [and thereafter will be adjusted [monthly] [on each , , and ] [to an annual rate of % above the average rate for -year [month][securities][certificates of deposit] issued by and [insert names of banks].] [and the annual interest rate [thereafter] [from through ] will be the interest yield equivalent of the weekly average per annum market discount rate for -month Treasury bills plus % of Interest Differential (the excess, if any, of (i) the then current weekly average per annum secondary market yield for -month certificates of deposit over (ii) the then current interest yield equivalent of the weekly average per annum market discount rate for -month Treasury bills); [from and thereafter the rate will be the then current interest yield equivalent plus % of Interest Differential].]

Defeasance provisions:

[No defeasance provisions]

[The Designated Securities are subject to defeasance and covenant defeasance by the Company if certain conditions are satisfied, as set forth in the Prospectus as amended or supplemented relating to the Designated Securities.]

Selling Restrictions:

[Each Underwriter severally represents and agrees that it has not and will not offer or sell any Designated Securities to any person whose assets are the assets of an "employee benefit plan" subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), a "plan" subject to Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), any person or an entity whose underlying assets include "plan assets" by reason of Department of Labor regulation section 2510.3-101 or otherwise, or a governmental plan that is subject to any federal, state or local law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code, unless the purchase, holding and disposition of the Designated Securities will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or in the case of a governmental plan, any federal, state or local provision that is substantially similar to Section 406 of ERISA or Section 4975 of the Code) under an exemption for transactions effected on behalf of that plan by a "qualified professional asset manager," or an "in house asset manager," or for transactions involving insurance company general accounts, for transactions involving insurance company pooled separate accounts, for transactions involving bank collective trusts or under another available exemption.]2

             [If syndicate includes foreign broker-dealers, insert--

Each Underwriter severally represents and agrees that it will not offer or sell the Designated Securities in the United States or to United States persons except if such offers or sales are made by or through NASD (National Association of Securities Dealers, Inc.) member broker-dealers registered with the U.S. Securities and Exchange Commission.]

[Add restrictions for jurisdictions as appropriate.]



[Other Terms:]



--------------------

2       Update as appropriate.

Closing location for delivery of Designated Securities:

Additional Closing Conditions:

       [If Goldman Sachs International is acting as Co-Representative or sole
                                 Representative]

With regard to the offering and sale of the Designated Securities, all determinations and actions required or permitted to be made pursuant to the Underwriting Agreement by Goldman, Sachs & Co. on behalf of the Underwriters (including determinations as to whether or not any closing condition has been satisfied and whether or not any unsatisfied conditions shall be waived) shall instead be made [solely] by [Goldman, Sachs & Co. and] Goldman Sachs International on behalf of the Underwriters.]3

Paragraph 7(g) of the Underwriting Agreement should be modified in the event that the Securities are denominated in, indexed to, or principal or interest are paid in, a currency other than the U.S. dollar, more than one currency or in a composite currency. The country or countries issuing such currency should be added to the banking moratorium and hostilities clauses and the following additional clause should be added to the paragraph (the entire paragraph should be restated, as amended):

         "; ( ) the imposition of the proposal of exchange controls by any governmental authority in [insert the country or countries issuing such currency, currencies or composite currency]".

Names and addresses of Representatives:

Designated Representatives: Goldman, Sachs & Co.

Address for Notices, etc.: 85 Broad Street, New York, New York 10004, Attention:
Registration Department.





--------------

3 Note that if Goldman Sachs International is the sole representative, conforming modifications (e.g. addressee and signature line) will need to be made to the Pricing Agreement.

                                                                        ANNEX II

                 Form of Opinion of Counsel to the Underwriters

                                                       [date]

Goldman, Sachs & Co.,
   As Representatives of the
   Several Underwriters,
      c/o Goldman, Sachs & Co.,
         85 Broad Street,
           New York, New York 10004.

Ladies and Gentlemen:

         In connection with the several purchases today by you and the other Underwriters named in Schedule I to the Pricing Agreement, dated *, 20... (the "Pricing Agreement"), between The Goldman Sachs Group, Inc., a Delaware corporation (the "Company"), and you, as Representatives of the several
Underwriters named therein (the "Underwriters"), of $.......... principal amount of the Company's [...%][Floating Rate] Notes due .... (the "Securities") issued pursuant to the Indenture, dated as of May 19, 1999 (the "Indenture"), between the Company and The Bank of New York, as Trustee (the "Trustee"), we, as counsel for the several Underwriters, have examined such corporate records, certificates and other documents, and such questions of law, as we have considered necessary or appropriate for the purposes of this opinion. Upon the basis of such examination, we advise you that, in our opinion:

         (1) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware.

         (2) All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Company under the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware for the issuance, sale and delivery of the Securities by the Company to the Underwriters have been obtained or made.

         (3) The issuance of the Securities in accordance with the Indenture and the sale of the Securities by the Company to the Underwriters pursuant to the Underwriting Agreement, dated *, 20... (the "Underwriting Agreement"), between the Company and you, as Representatives of the several Underwriters, and the Pricing Agreement do not, and the performance by the Company of its obligations under the Securities, the Indenture, the Underwriting Agreement and the Pricing Agreement and the consummation of the transactions therein contemplated, in each case with respect to the Securities, will not, (a) violate the Amended and Restated Certificate of Incorporation or the Amended and Restated By-laws of the Company, (b) result in a default under or breach of the agreements filed as exhibits nos. * through *, inclusive, to the Company's Annual Report on Form 10-K for the fiscal year ended *, 20.. [and exhibits nos. * through *, inclusive, to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended *, 20..], (c) violate any court orders listed in the certificate of an Associate General Counsel of the Company, dated the date and time of delivery of this letter and delivered to you, as Representatives of the several Underwriters, in connection with the offering of the Securities, or (d) violate any Federal law of the United States or law of the State of New York applicable to the Company; provided, however, that for the purposes of this paragraph (3), we express no opinion with respect to Federal or state securities laws, fraudulent transfer laws, other antifraud laws and the Employee Retirement Income Security Act of 1974 and related laws; and provided, further, that insofar as the performance by the Company of its obligations under the Securities, the Indenture, the Underwriting Agreement and the Pricing Agreement is concerned, we express no opinion as to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights.

         (4) The Underwriting Agreement and the Pricing Agreement have been duly authorized, executed and delivered by the Company.

         (5) The Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act of 1939; the Securities have been duly authorized, executed, authenticated, issued and delivered; and the Indenture and the Securities constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         (6) The Company is not, and immediately after giving effect to the offering and sale of the Securities will not be, an "investment company" as such term is defined in the Investment Company Act of 1940.

         [Use the following if the Securities are denominated in a non-U.S. dollar currency -- We note that, as of the date of this opinion, a judgment for money in an action based on Securities denominated in foreign currencies or currency units in a Federal or state court in the United States ordinarily would be enforced in the United States only in U.S. dollars. The date used to determine the rate of conversion of the foreign currency or currency unit in which a particular Security is denominated into U.S. dollars will depend upon various factors, including which court renders the judgment. In the case of a Security denominated in a foreign currency, a state court in the State of New York rendering a judgment on such Security would be required under Section 27 of the New York Judiciary Law to render such judgment in the foreign currency in which the Security is denominated, and such judgment would be converted into U.S. dollars at the exchange rate prevailing on the date of entry of the judgment.]

         The foregoing opinion is limited to the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware, and we are expressing no opinion as to the effect of the laws of any other jurisdiction.

         With your approval, we have relied as to certain matters upon information obtained from public officials, officers of the Company and other sources believed by us to be responsible, and we have assumed that the Indenture has been duly authorized, executed and delivered by the Trustee, that the Securities conform to the specimen thereof examined by us, that the Trustee's certificates of authentication of the Securities have been manually signed by one of the Trustee's authorized officers, and that the signatures on all documents examined by us are genuine, assumptions which we have not independently verified.

                                Very truly yours,

                  Form of Letter of Counsel to the Underwriters

                                                                          [date]

Goldman, Sachs & Co.,
   As Representatives of the
   Several Underwriters,
      c/o Goldman, Sachs & Co.,
         85 Broad Street,
             New York, New York 10004.



Ladies and Gentlemen:

         This is with reference to the registration under the Securities Act of
1933 (the "Act") and offering of $............ principal amount of [...%]Notes due .....] (the "Securities") of The Goldman Sachs Group, Inc. (the "Company").
The two Registration Statements relating to the Securities (File Nos. 333-63082 and 333-[ ]) were filed on different dates on Form S-3 in accordance with procedures of the Securities and Exchange Commission (the "Commission") permitting a delayed or continuous offering of securities pursuant thereto and, if appropriate, a post-effective amendment or prospectus supplement that provides information relating to the terms of the securities and the manner of their distribution.

         The Securities have been offered by the Prospectus dated May [ ], 2003 (the "Basic Prospectus"), as supplemented by the Prospectus Supplement dated
........, .... (the "Prospectus Supplement"), which updates or supplements certain information contained in the Basic Prospectus. The Basic Prospectus is contained in the second Registration Statement and, pursuant to Rule 429 under the Act, may be used in connection with the securities covered by both Registration Statements. The Basic Prospectus as so supplemented does not necessarily contain a current description of the Company's business and affairs since, pursuant to Form S-3, it incorporates by reference certain documents filed with the Commission which contain information as of various dates.

         In accordance with our understanding with you as to the scope of our services under the circumstances applicable to the offering of the Securities, we reviewed the Registration Statements, the Basic Prospectus and the Prospectus Supplement, participated in discussions with your representatives and those of the Company, its counsel and its accountants and advised you as to the requirements of the Act and the applicable rules and regulations thereunder. Between the date of the Prospectus Supplement and the time of delivery of this letter, we participated in further discussions with your representatives and those of the Company, its counsel and its accountants in which the contents of certain portions of the Basic Prospectus, as supplemented by the Prospectus Supplement, and certain related matters were discussed, and we reviewed certificates of certain officers of the Company, an opinion of [a][an Associate] General Counsel of the Company and a letter from the Company's independent accountants delivered to you in connection with the offering of the Securities.

         On the basis of the information that we gained in the course of the performance of the services referred to above, considered in the light of our understanding of the applicable law (including the requirements of Form S-3 and the character of the prospectus contemplated thereby) and the experience we have gained through our practice under the Act, we advised you and now confirm that, in our opinion, each part of the Registration Statements, when such part became effective, and the Basic Prospectus, as supplemented by the Prospectus Supplement, as of the date of the Prospectus Supplement, appeared on their face to be appropriately responsive, in all material respects relevant to the offering of the Securities, to the requirements of the Act, the Trust Indenture Act of 1939 and the applicable rules and regulations of the Commission thereunder. Further, nothing that came to our attention in the course of such review has caused us to believe that, insofar as relevant to the offering of the Securities, any part of any of the Registration Statements, when such part became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that, insofar as relevant to the offering of the Securities, the Basic Prospectus, as supplemented by the Prospectus Supplement, as of the date of the Prospectus Supplement, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Also, nothing that has come to our attention in the course of the procedures described in the last sentence of the prior paragraph has caused us to believe that, insofar as relevant to the offering of the Securities, the Basic Prospectus, as supplemented by the Prospectus Supplement, as of the date and time of delivery of this letter, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         In addition, we do not know of any litigation or any governmental proceeding instituted or threatened against the Company that would be required to be disclosed in the Basic Prospectus, as supplemented by the Prospectus Supplement, and is not so disclosed. We call to your attention, however, the fact that the Company has an internal legal department and that, while we represent the Company on a regular basis, our engagement has been limited to specific matters as to which we were consulted by the Company and, accordingly, our knowledge with respect to litigation and governmental proceedings instituted or threatened against the Company is similarly limited. Also, insofar as the offering of the Securities is concerned, we do not know of any documents that are required to be filed as exhibits to the Registration Statements and are not so filed.

         The limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such, however, that we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statements, the Basic Prospectus or the Prospectus Supplement except for those made under the captions "Description of Debt Securities We May Offer", "Legal Ownership and Book-Entry Issuance" and "Plan of Distribution" in the Basic Prospectus and "Specific Terms of the Notes" and "Underwriting" in the Prospectus Supplement, in each case insofar as they relate to provisions, therein described, of the Securities, the Indenture under which the Securities are being issued and the Pricing and Underwriting Agreements relating to the Securities. Also, we do not express any opinion or belief as to the financial statements or other financial data derived from accounting records contained in the Registration Statements, the Basic Prospectus or the Prospectus Supplement, or as to the statement of the eligibility of the Trustee under the Indenture under which the Securities are being issued.

         This letter is furnished by us as counsel for the several Underwriters of the Securities to you as Representatives of the several Underwriters and is solely for the benefit of the several Underwriters.

                                Very truly yours,

                                                                       ANNEX III


         Form of Opinion of General Counsel or Associate General Counsel

         (1) The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented (as defined below);

         (2) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company;

         (3) The Designated Securities have been duly authorized, executed, issued and delivered; and

         (4) The Indenture has been duly authorized, executed and delivered by the Company.

         All references in such opinion to the "Prospectus as amended or supplemented" shall mean the Company's Prospectus dated [ ], 20 , as supplemented by the Prospectus Supplement dated [ ], 20 .

         In rendering such opinion, such counsel may state that such counsel expresses no opinion as to the laws of any jurisdiction other than the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware; that, insofar as such opinion involves factual matters, such counsel has relied upon certificates of officers of the Company and its subsidiaries and certificates of public officials and other sources believed by such counsel to be responsible; and that such counsel has assumed that the Indenture has been duly authorized, executed and delivered by the Trustee, that the Designated Securities conform to the forms thereof examined by such counsel (or members of the Company's legal department acting under such counsel's supervision), that the Trustee's certificates of authentication of the Designated Securities have been manually signed by one of the Trustee's authorized signatories and that the signatures on all documents examined by such counsel (or members of the Company's legal department acting under such counsel's supervision) are genuine, assumptions that such counsel has not independently verified. In addition, such counsel may state that such counsel has examined, or has caused members of the Company's legal department to examine, such corporate and partnership records, certificates and other documents, and such questions of law, as such counsel has considered necessary or appropriate for the purposes of such opinion.

                                                                        ANNEX IV

         Pursuant to Section 7(d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

                  (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations;

                  (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) audited or examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Underwriters;

                  (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's Quarterly Report(s) on Form 10-Q covering periods after the latest full fiscal year and incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been furnished to the Underwriters; and on the basis of specified procedures including inquiries of officials of the Company, who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph
         (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                  (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and/or included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such fiscal years;

                  (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302 and 503(d), respectively, of Regulation S-K;

                  (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

         (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's Quarterly Report(s) on Form 10-Q incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles;

         (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

         (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus as most recently amended or supplemented and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

         (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

         (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances or forfeitures of restricted stock units issued under the Company's Stock Incentive Plan and repurchases of common stock in accordance with the Company's common stock repurchase program or issuances of stock associated with the Company's employee stock option plans) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated total current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

         (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated total revenues or consolidated revenues, net of interest expense, pre-tax earnings or net earnings or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable items in the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (vii) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

All references in this Annex IV to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement in Section 2 thereof and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) as of the date of the amendment, supplement or incorporation or the Time of Delivery relating to the Pricing Agreement requiring the delivery of such letter under Section 7(d) thereof.